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                                                                  Exhibit 10.22

                   [CUFF PROPERTY MANAGEMENT CO. LETTERHEAD]


                              REAL PROPERTY LEASE
                              -------------------

THIS LEASE is made and entered into by and between S. P. Cuff as trustee of the Cuff Trust dated 29 April 1982 and owner of the Buchanan Oaks Complex hereinafter called "Lessor", without regard to number or gender, and Steritech, Inc. hereinafter called "Lessee", without regard to number or gender.

        1. PREMISES: Lessor hereby leases to Lessee and Lessee hereby leases from Lessor those certain premises in the City of Concord, County of Contra Costa, State of CALIFORNIA, known as Suite 300, Building "C" 2401 Stanwell Drive, Concord, CA 94520, the sum totaling approximately 1,380 sq. ft. of the Buchanan Oaks Complex, 2401 Stanwell Drive, Concord, California. For the purpose of conducting the following business: Biotechnology R&D Administration.

        2. TERM & RENT: The term of this lease shall be for one year. The Lessee may terminate the lease at the end of six months by giving the Lessor two months prior notice. The lease will commence on the 1st day of September, 1996 and end on the 31st day of August, 1997, at a total rent or sum of $21,384.00 DOLLARS, lawful money of the United States of America, which Lessee agrees to pay to Lessor, without deduction or offset, at such place or places as may be designated from time to time by Lessor, in installments as follows:

$1,782 to be paid on execution of this lease. The balance due at $1,782/mo. payable on the 15th day of each and every month commencing October 15, 1996.

The rental shall be adjusted every twelve (12) months to reflect the change, if any, of the Consumers Price Index for all Urban Consumers (CPI-U) of San Francisco, California, for the preceding year in accordance with the formula stated in paragraph 35 of this lease with the following exceptions:

        If there was a change in the Consumer Price Index the increase shall be limited to 90% of the increase or decrease in the Consumer Price Index.

        3. INCREASE IN REAL PROPERTY TAXES: Lessee shall pay any and all increases in the real property taxes assessed and levied against the demised premises above the tax presently assessed against the said premises, as well as any special assessments imposed upon the demised premises for any purpose whatsoever during the term hereof, whether the increase in said taxes results from an increase in the assessed evaluation of the demised premises of the improvements thereon or both. For the purpose of determining the base or initial tax assess against said demised premises, the payment for the increases for which the Lessee shall be solely responsible, Lessor and Lessee do hereby declare as follows:

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    Space occupies 4% percent (approx. 1,380 sq. ft.) of the total approx.
35,000 sq. ft. commonly known as The Buchanan Oaks Bldg., 2401 Stanwell Dr., Concord, California. This percentage will be multiplied by the tax bill amount of the 1996 - 1997 tax year to determine the base tax. Lessee will then pay any increase over and above this base tax in subsequent years.

        4. SECURITY DEPOSIT: Lessor acknowledges receipt of a Security Deposit in the amount of $1,782 upon execution of the lease, as security for the full and faithful performance of the Lessee of the terms, conditions and covenants of this Lease. Lessee and Lessor agree that the following disposition shall apply to the Security Deposit.

    a. If the monthly rent shall, from time to time, increase during the term, or any extension of the term, of this Lease, Lessee shall thereupon deposit with the Lessor additional Security Deposit so that the total Security Deposit is equal to the then current monthly rent.

    b. Lessor shall not be required to pay interest on the Security Deposit. Lessors obligation with respect to the Security Deposit are those of debtor and not a trustee.

    c. If at any time during the term hereof Lessee should fail to repair any damage to the premises leased or any part of the common portions of the buildings caused by such Lessee or his agent, employees, invitees, or other visitors through lack of ordinary care for a period of 30 days after written demand to make such repairs is served on the Lessee by the Lessor, then the Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to fund the repair. Lessee agrees to restore the Security Deposit to its original amount should resort to the funds be required. Refusal to restore such amount within 15 days of written demand shall be cause for termination of this lease.

    d. If on the termination of this Lease for any reason Lessee does not leave the premises in as good condition, except for normal wear and tear, as when received by the Lessee from the Lessor then the Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to fund the repair.

        5. LIABILITY INSURANCE: Lessee agrees during the full term of this lease to carry public liability and property damage insurance covering the demised premises in an amount of $250,000 for injury and/or death to any one person, $500,000 for injury and death to any number of persons in any one accident and $100,000 property damage liability in so-called Board Companies, satisfactory to the Lessor, as evidenced by a certificate of insurance with a 10 day written notice of cancellation and to pay the premiums therefore and to deliver said certificates or documents stating that the Lessee is insured unto the Lessor, and the failure of the Lessee either to effect said insurance or to pay the premiums therefore or to deliver said certificates or documents stating that the Lessee is insured thereof unto the Lessor, and the failure of the Lessee either to effect said insurance or to pay the premiums therefore or to deliver said certificates or duplicates thereof unto the Lessor shall permit of the Lessor itself effecting said insurance and paying the requisite premiums therefor, which premiums shall be repayable unto it with the next installment of rental, and failure to repay the sum shall carry with it the same consequences as failure to pay any installment of rental. Each insurer mentioned in this paragraph shall agree, by endorsement, upon the policy or policies issued by it, or by independent instrument furnished to the Lessor, that it will give the Lessor ten (10) days written notice before the policies or policy in question shall be altered or canceled.


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        6.  FIRE INSURANCE:  If the fire insurance rate on the building on the premises is increased by reason of Lessee's occupancy thereof, over and above the fire rate fixed for Lessor's previous use and occupancy thereof, the Lessee shall pay to Lessor the additional premium by reason of such increase in insurance rate for the unexpired portion of the term of this lease. Such additional premium shall be paid to Lessor on demand and on submission to Lessee of the proper evidences indicating such increase in rate.

        7. POSSESSION: If Lessor, for any reason whatsoever, cannot deliver possession of the said premises to Lessee at the commencement of the said term, as hereinbefore specified, this lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event there shall be a proportionate deduction of rent covering the period between the commencement of the said term and the time when Lessor can deliver possession.

        8. USES PROHIBITED: Lessee shall not use, or permit said premises, or any part thereof, to be used, for any purpose or purposes other than the purpose or purposes for which the said premises are hereby leased; and no use shall be made or permitted to be made of the said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises may be located, without the consent of the Lessor, or cause a cancellation of any insurance policy covering said building, or any part thereof, nor shall Lessee sell, or permit to be kept, used, or sold, in or about said premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his sole cost and expense, comply with any and all requirements, pertaining to said premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance, covering said building and appurtenances.

        9. WASTE & ALTERATIONS: Lessee shall not commit, or suffer to be committed, any waste upon the said premises, or any nuisance, or other act or thing which may disturb the quiet enjoyment of any other tenants in the building in which the demised premises may be located. Lessee shall not make, or suffer to be made, any alterations of the said premises, or any part thereof without the written consent of Lessor first had and obtained, any additions to, or alterations of, the said premises, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor. At the option of the Lessor the Lessee shall return the premises to the condition and configuration of the space when first leased.

       10. ABANDONMENT: Lessee shall not vacate or abandon the premises at any time during the term; and if Lessee shall abandon, vacate or surrender said premises, or be disposed by process of law, or otherwise, any personal property belonging to Lessee and left on the premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

       11. REPAIRS: Lessee shall, at his sole cost, keep and maintain said premises and appurtenances and every part thereof including glazing, light fixtures (and bulbs), plumbing (except buried pipes), any entrance doors and the interior of the premises, in good and sanitary order, condition and repair, (excepting exterior walls, roof mounted air conditioning units, common hallways, common bathrooms, parking area, and roofs, all of which Lessor agrees to repair), hereby waiving all right to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and all rights provided for by Section 1941 of said Civil Code. By entry hereunder, Lessee accepts the premises as being in


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good and sanitary order, condition and repair and agrees on the last day of said term, or sooner termination of this lease, to surrender unto Lessor all and singular said premises with said appurtenances in the same condition as when received reasonable use and wear thereof and damage by fire, act of God or by the elements excepted, and to remove all of Lessee's signs from said premises. Lessee agrees to use chair pads under all desk and other chairs or stools to prevent excessive carpet wear or to repair or replace worn areas or the entire carpet upon vacating the space should the carpet be damaged beyond normal wear and tear.

        12. FREE FROM LIENS: Lessee shall keep the demised premises and the property in which the demised premises are situated, free from any liens arising out of any work performed, materials furnished, or obligations incurred by Lessee.

        13. COMPLIANCE WITH GOVERNMENTAL REGULATIONS: Lessee shall at his sole cost and expense, comply with all of the requirements of all Municipal, State and Federal authorities now in force, or which any hereafter be in force, pertaining to the said premises, and shall faithfully observe in the use of the premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgment of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the premises, shall be conclusive of that fact as between Lessor and Lessee.

        14. INDEMNIFICATION OF LESSOR: Except for Lessors substantial negligence or willful misconduct Lessee, as a material part of the consideration to be rendered to Lessor, hereby waives all claims against Lessor for damages to goods, wares and merchandise, in, upon or about said premises and for injuries to persons in or about said premises, for any cause arising at any time, and Lessee will hold Lessor exempt and harmless from any damage or injury to any person, or to the goods, wares and merchandise of any person, arising from the use of the premises by Lessee, or from the failure of Lessee to keep the premises in good condition and repair as herein provided.

        15. ADVERTISEMENTS AND SIGNS: Lessee shall not conduct or permit to be conducted any sale by auction on said premises. Lessee shall not place or permit to be placed any projecting or lighted sign, marquee or awning on the front of the said premises. Lessee, upon request of Lessor, shall immediately remove any sign or decoration which Lessee has placed or permitted to be placed in, on, or about the front of the premises and, which, in the opinion of Lessor, is objectionable or offensive, and if Lessee fails so to do, Lessor may enter upon said premises and remove the same. Lessee shall not place or permit to be placed in windows or upon the walls, doors, lawns or roof, any sign, advertisement or notice without the written consent of Lessor. Lessee shall not advertise by means of signs or otherwise on or about the demised premises any sale for the purpose of liquidation in anticipation of terminating business without the express written consent of Lessor.

        16. UTILITIES: Lessor shall pay for all gas, heat, power and light. Lessor shall pay for water, garbage collection, and other services supplied to the premises. Lessor shall pay for basic janitorial services. Lessee shall pay for telephone service.

        17. ENTRY BY LESSOR: Lessee shall permit Lessor and his agents to enter into and upon said premises at all reasonable times with 24 hour notice (except for emergencies or scheduled janitorial) for the purpose of inspecting the same or for the purpose of Maintaining

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the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, included the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of non-liability for alterations, additions, or repairs or for the purpose of placing upon the property in which the said premises are located any usual or ordinary or "for sale" signs, without any rebate of rent and without any reliability to Lessee for any loss of occupation or quiet enjoyment of the premises thereby occasioned; and shall permit Lessor, at any time within thirty days prior to the expiration of this lease, to place upon said premises any usual or ordinary "to let" or "to lease" signs.

        18. DESTRUCTION OF PREMISES: In the event of a partial destruction of the said premises during the said term, from any cause, Lessor shall forthwith repair the same, provided such repairs can be made within sixty (60) days under the laws and regulations of State, Federal, County or Municipal authorities, but such partial destruction shall in no ways annul or void this lease, except that Lessee shall be entitled to a proportionate deduction of rent while such repairs are being made, such proportionate deduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the said premises. If such repairs cannot be made in sixty (60) days, Lessor may, at his option, make same within a reasonable time, this lease continuing in full force and effect and the rent to be proportionately rebated as aforesaid in this paragraph provided. In the event that Lessor does not so elect to make such repairs which cannot be made in sixty (60) days, or such repairs cannot be made under such laws and regulations, this lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair or may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision 2, and of Section 1933, Subdivision 4, of the Civil Code of the State of California are waived by Lessee. In the event that the building in which the demised premises may be situated be destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this lease, whether the demised premises be injured or not. A total destruction of the building in which the said premises may be situated shall terminate this lease. In the event of any dispute between Lessor and Lessee relative to the provisions of this paragraph, they shall each select an arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and their decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them. Said arbitration shall be conducted under the auspices of the American Arbitration Association.

        19. ASSIGNMENT AND SUB-LETTING: Lessee shall not assign this lease, or any interest therein, and shall not sublet the said premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the said premises, or any portion thereof, without the written consent of Lessor first had and obtained and a consent to one assignment, sub-letting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, sub-letting, occupation or use by another person. Any such assignment or sub-letting without such consent shall be void, and shall, at the option of Lessor, terminate this lease. This lease shall not, nor shall any interest therein, be assignable, as to the interest of Lessee, by operation of law, without the written consent of Lessor.

        20. INSOLVENCY OR BANKRUPTCY: Either (a) the appointment of a receiver (except a receiver mentioned in paragraph 18 hereof) to take possession of all or substantially all of the assets of Lessee, or (b) a general assignment by Lessee for the benefit of creditors,

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of (c) any action taken or suffered by Lessee under any insolvency or bankruptcy act shall constitute a breach of this lease by Lessee and Lessor may declare this lease terminated and any assignment pursuant thereto void.

        21. DEFAULT: In the event of any breach of this lease by Lessee, then Lessor besides other rights or remedies he may have, shall have the immediate right of re-entry and may remove all persons and property from the premises, such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee. Should Lessor elect to re-enter, as herein provided, or should he take possession pursuant to legal proceedings or pursuant to any notice provided for by law, he may either terminate this lease or he may from time to time, without terminating this lease, re-let said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental or rentals and upon each such other terms and conditions as Lessor in his sole discretion may deem advisable with the right to make alterations and repairs to said premises; upon each such re-letting (a) Lessee shall be immediately liable to pay to Lessor, in addition to any indebtedness other than rent due hereunder, the cost and expenses of such re-letting and of such alterations and repairs, incurred by Lessor, and the amount, if any, by which the rent reserved in this lease for the period of such re-letting (up to be not beyond the term of this lease) exceeds the amount agreed to be paid as rent for the demised premises for such period on such re-letting; or (b) at the option of Lessor rents received by such Lessor from such re-letting shall be applied first, to the payment of any indebtedness, other than rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such re-letting and of such alterations and repair; third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Lessor and applied in payment of future rent as the same may become due and payable hereunder. If Lessee has been credited with any rent to be received by such re-letting under option (a), and such rent shall not be promptly paid to Lessor by the new tenant, or of such rentals received from such re-letting under option (b) during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay any such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Lessor shall be construed as an election on his part to terminate this lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Lessor may at any time thereafter elect to terminate this lease for such previous breach. Should
Lessor at any time terminate this lease for any breach, in addition, to any other remedy he may have, he may recover from Lessee all damages he may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Lessee to Lessor.

        22. SURRENDER OF LEASE: The voluntary or other surrender of this lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing sub-leases or sub-tenancies, or may at the option of Lessor, operate as an assignment to him of any or all such sub-leases or sub-tenancies.

        23. ARBITRATION: Any dispute arising between the parties shall be settled and decided by arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association (AAA), as then in effect. The prevailing party in the

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arbitration shall be awarded reasonable attorney's fees, expert and non-expert witness costs and expenses incurred in connection with said arbitration, unless the arbitrator for good cause determines otherwise. Costs and fees of the arbitrator shall be borne by the non-prevailing party. The award of the arbitrator, which may include equitable relief, shall be final and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. The provisions of Title 9 of the Part 3 of California Code of Civil Procedure, including Section 1283.05 thereof, permitting expanded discovery proceedings, shall be applicable to all disputes which are arbitrated hereunder. Any demand for arbitration shall be in writing and must be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date that the institution of legal or equitable proceedings based on such claim, dispute or other matter would be barred by the applicable statute of limitations.

        24. EXPENSES OF ENFORCEMENT: In case any suit shall be brought by the Lessor against the Lessee to enforce any provision of this lease or for unlawful detainer of said premises and for recovery of any rent due hereunder or because of the breach of any other covenant herein, Lessee shall pay to Lessor all costs incurred including attorney's fees and fees to a collection agency.

        25. RECEIVERSHIP: If a receiver be appointed at the instance of Lessor in any action against Lessee to take possession of said premises and/or to collect the rents or profits derived therefrom, the receiver may, if it be necessary or convenient in order to collect such profits, conduct the business of Lessee then being carried on in said premises and may take possession of any personal property belonging to Lessee and used in the conduct of such business, and may use the same in conducting such business on the premises without compensation to Lessee for such use. Neither the application for the appointment of such receiver, nor the appointment of such a receiver, shall be construed as an election on Lessor's part to terminate this lease unless a written notice of such intention is given to Lessee.

        26. NOTICES: All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and addressed to Lessee at the said premises, whether or not Lessee has departed from, abandoned or vacated the premises. All notices from the Lessee to the Lessor shall be by depositing said notice in the United States mail, postage prepaid, and addressed to 2525 Stanwell Dr., Concord, CA 94520.

        27. TRANSFER OF SECURITY: If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this lease on the part of Lessee, Lessor may transfer and/or deliver the security, as such, to the purchaser of the reversion, in the event that the reversion be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

        28. WAIVER: The waiver by Lessor of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this lease, other than the failure of Lessee to pay such rent.

        29. HOLDING OVER: Any holding over after the expiration of the said term, with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental of



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$1,900 per month, and shall otherwise be on the terms and conditions herein specified, so far as applicable.

        30. LEASE YEAR: For the purpose of this lease, the first "leasehold year" shall be a period commencing on the day the Lessee opens the demised premises for business and ending on the last day of the twelfth full calendar month thereafter. After the first leasehold year, the term "leasehold year" shall mean a fiscal year of twelve months commencing on the first day of the first month following the close of the first fiscal year and each twelve months period thereafter.

        31. SIGNS: There shall be no signs erected by the Lessee upon the roof, doors, windows, lawn or exterior walls of the demised premises, save and except that Lessor grants to Lessee the right to inscribe upon the sign spaces provided by the Lessor, and only those spaces, on the demised premises a sign relating to the business of the Lessee conducted therein, which sign shall conform to the architectural design and color of the signs already thereon and be approved in writing by the Lessor.

        32. MORTGAGE REQUIREMENTS: Lessee agrees to forthwith execute and deliver to Lessor, upon receipt by it or written request therefrom from Lessor, without any consideration whatsoever, such instrument or instruments as may be required by any mortgagee or holder of a deed of trust or other encumbrance on the real property on which the building containing the demised premises is located.

        33. SALE: In the event of a sale or conveyance by the Lessor of the building containing the demised premises, the same shall operate to release the Lessor from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of the Lessee, and in such event the Lessee agrees to look solely to the responsibility of the successor in interest of the Lessor in and to this lease. If any security be given by Lessee to secure the faithful performance of all or any of the covenants of this lease on the part of the Lessee, Lessor may transfer and/or deliver the security, as such to the purchase of the reversion, in the event that the reversion by sold, thereupon Lessor shall be discharged from any further liability in reference thereto.

        34. SUBROGATION RIGHTS: Each of the parties hereto does hereby waive its entire right of recovery against the other for any damages caused by an occurrence insured against by such party, and the rights of any insurance carrier to be subrogated to the rights of the insured under the applicable policy. The foregoing waivers of subrogation shall be effected to the extent permitted by the Lessor's and Lessee's respective insurers and provided that no policy of insurance is invalidated as a result of such waivers. Each shall notify the other in advance if there are lesser limits or if a policy of insurance is invalidated by a waiver of subrogation.

        35. SUCCESSORS AND ASSIGNS: The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all of the parties hereto and all of the parties hereto shall be jointly and severally liable hereunder.

        36. PARKING LOT: Seven parking spaces are assigned to the Lessee on the property of the Buchanan Oaks Complex. These parking spaces are for the sole purpose of parking vehicles during the working day. Parking spaces may not be used for storage, overhaul or


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repair of vehicles. Any other use of parking spaces will not be made without the written consent of the Lessor. No painting, assembly or storage of vehicles, trash (or any material) will be done in the parking lot without the written permission of the Lessor.

        37. OPTION TO RENEW: If the Lessee has fully and faithfully kept and performed all of the terms, covenants, and conditions of this Lease on the part of the Lessee to be kept and performed, including the full and prompt payment of all rental herein reserved, then and in such event only Lessee shall, with the consent of the Lessor requested and granted at the time of written notice, have the right at its option to renew and extend this Lease for an additional term of six months. Additional six month options may be exercised for three year(s) to begin at the expiration of the primary term hereof, provided Lessee give written notice to Lessor of exercising said option at least two (2) months prior to the date of the expiration of the term of this Lease or any extension thereto. Any request to extend the lease by the Lessee shall be responded to within 10 days of receipt by the Lessor. In the event that the Lessee exercises the option hereabove described and provided for, rental to be charged shall be adjusted annually on the anniversary date of the lease as follows:

The value placed upon the consumer price index of San Francisco, California, all items index on the most recently published report prior to the first day of the term hereof shall be considered normal. The same Index will be examined on the most recently published report at the expiration of the term hereof and the rental for the additional term or any holding over shall be determined by increasing the normal monthly rental herein reserved by the percentage increase of said index above or below normal as herein defined; for example, if the most recently published Index on August, 1982 was 250 points and the most recently published index prior to July 31, 1984, was 275 points, the rental would be increased by 10%. The subsequent monthly rent will be determined annually on the basis of 90% of this value (10%) and, in the case of the example shown would therefore be 9% for the first year.

        38.  ENVIRONMENTAL:

        a. Lessor agrees to indemnify and save harmless Lessee, Lessee's successors and assigns and Lessee's present and future officers, directors, employees and agents (collectively "Indemnities") from and against any and all liabilities, penalties, fines, forfeitures, demands, damages, loses, claims, causes of action, suits, judgments, and costs and expenses incidental thereto (including cost of defense, settlement, arbitration, reasonable attorney's fees, reasonable consultant's fees and reasonable expert fees), which Lessee or any of all the Indemnities may hereafter suffer, incur, be responsible for or disburse as a result of:

        1) any government action, order, directive, administrative proceeding or ruling;

        2) personal or bodily injuries (including death) or damage (including loss of use) to any sites (public or private);

        3) any violation or alleged violation of laws, statutes, ordinances, orders, rules or regulations of any government entity or agency

(collectively "Environmental Liabilities") directly or indirectly caused by or arising out of any Environmental Hazards existing on or about the Site except to the extent that any such existence is caused by Lessee's activities at the Site. The term "Environmental Hazards" shall be defined as hazardous substances, hazardous wastes, pollutants, asbestos, polychlorinated


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
biphenyls (PCBs), petroleum or other fuels (including crude oil or any fraction or derivative thereof) and underground storage tanks. The term "hazardous substances" shall be defined in the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.) (CERCLA), and any regulations promulgated pursuant thereto. The term "pollutants" shall be defined in the Clean Water Act (33 U.S.C. Section 1251 et seq.), and any regulations promulgated pursuant thereto. This provision shall survive termination of the Lease.

        b. Lessee agrees to indemnify and save harmless Lessor, Lessor's successors and assigns and Lessor's present and future owner, officers, trustees, directors, employees and agents (collectively "Indemnities") from and against any and all liabilities, penalties, fines, forfeitures, demands, damages, losses, claims, causes of action, suits, judgments, and costs and expenses incidental thereto (including cost of defense, settlement, arbitration, reasonable attorneys' fees, reasonable consultant fees and reasonable expert fees), which Lessor or any or all of the Indemnities may hereafter suffer, incur, be responsible for or disburse as a result of any Environmental Hazards existing on or about the site but only to the extent that any such existence is caused by the Lessee's activities on the Site. This provision shall survive termination of the Lease.

        c. In the event any Environmental Hazards are found at any time to be in existence on or about the Site other than Environmental Hazards whose existence is caused by the Lessee's activities on the Site, Lessee shall have the right to terminate this Lease by so notifying Lessor in writing.

        d. Notwithstanding anything to the contrary contained herein, an environmental clean-up cost or other Environmental Liability for which Lessee is not responsible pursuant to this paragraph shall not be includable in the monthly rent paid hereunder.

        E. In no event shall Lessee be responsible for environmental hazards caused by materials on the premises prior to Lessee's tenancy.

        39. PROTECTION OF PREMISES: Lessor agrees to use carpet protectors under all chairs with wheels or to replace worn carpeting caused by the lack of use of such protectors.

        40. TIME: Time is of the essence of this lease.

   IN WITNESS WHEREOF, the parties hereto have caused this lease to be executed this 8th day of August, 1996.

LESSOR:                                 LESSEE:



/s/ S.P. Cuff                                  /s/ Stephen T. Isaacs
- ---------------------------------             -----------------------------
S.P. CUFF, Trustee & Owner                    STEPHEN T. ISAACS
Cuff Trust & Buchanan Oaks Bldgs.             Steritech, Inc.


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